UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 10, 2007

Williams-Sonoma, Inc.

(Exact name of registrant as specified in its charter)

California	001-14077	94-2203880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 Van Ness Avenue, San Francisco, California 94109
(Address of principal executive offices)

Registrant’s telephone number, including area code	(415) 421-7900

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On July 10, 2007, we amended our Services Agreement with International Business Machines, or IBM, dated September 30, 2004. The Services Agreement had provided that IBM would operate certain aspects of our data center information technology infrastructure.

As a result of the amendment, we will assume responsibility for the operation of portions of our data center information technology infrastructure that IBM had operated previously. All infrastructure that IBM had operated at our facilities will be transitioned to our control. In addition, a portion of the infrastructure that had been operated by IBM at its facilities will be transitioned to our facilities and to our control. IBM will continue to operate a portion of our infrastructure at IBM’s facilities for the remainder of the term of the Services Agreement. We no longer consider the Services Agreement to be a “material agreement” within the meaning of the rules and regulations of the Securities and Exchange Commission.

This Form 8-K contains forward-looking statements that involve risks and uncertainties, as well as assumptions that, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. Such forward-looking statements include, without limitation, statements related to the transition of the operation of our data center information technology infrastructure from IBM to us and the timing of such transition.

The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include, without limitation, the risks associated with our ability to manage our data center information technology infrastructure; our ability to effectively transition the operation of our data center information technology infrastructure from IBM to us on a timely basis; and other risks and uncertainties contained in our other public announcements, reports to shareholders and other documents filed with or furnished to the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended January 28, 2007 and all quarterly reports on Form 10-Q for the following fiscal quarters. All forward-looking statements in this Form 8-K are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS-SONOMA, INC.

Date: July 13, 2007	By:	/s/ Sharon L. McCollam
Sharon L. McCollam Executive Vice President, Chief Operating and Chief Financial Officer